UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-04049

DWS Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2011 Semiannual Report to Shareholders

DWS GNMA Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Summary
10 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
25 Notes to Financial Statements
37 Summary of Management Fee Evaluation by Independent Fee Consultant
41 Account Management Resources
42 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. In the current market environment, mortgage backed securities are experiencing increased volatility. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2011
Average Annual Total Returns as of 3/31/11
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	1.05%	5.22%	5.58%	5.86%	4.89%
Class C	0.67%	4.43%	4.80%	5.08%	4.11%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-1.73%	2.33%	4.60%	5.27%	4.60%
Class C (max 1.00% CDSC)	-0.32%	4.43%	4.80%	5.08%	4.11%
No Sales Charges						Life of Institutional Class*
Class S	1.15%	5.46%	5.79%	6.10%	5.15%	N/A
Institutional Class	1.12%	5.55%	N/A	N/A	N/A	6.51%
Barclays Capital GNMA Index+	0.94%	5.35%	5.99%	6.45%	5.65%	5.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on February 2, 2009. Index returns began on January 31, 2009.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2011 are 0.76%, 1.52%, 0.54% and 0.45% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for periods prior to their inception on February 2, 2009 are derived from the historical performance of Class S shares of DWS GNMA Fund during such periods have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS GNMA Fund — Class A [] Barclays Capital GNMA Index+

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 3/31/11	$15.23	$15.24	$15.25	$15.24
9/30/10	$15.41	$15.42	$15.44	$15.43
Distribution Information: Six Months as of 3/31/11: Income Dividends	$.34	$.28	$.36	$.36
March Income Dividend	$.0563	$.0464	$.0592	$.0603
SEC 30-day Yield++	3.59%	2.96%	3.94%	4.01%
Current Annualized Distribution Rate++	4.44%	3.65%	4.66%	4.75%

++ The SEC yield is net investment income per share earned over the month ended March 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — GNMA Funds Category as of 3/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	24	of	68	35
Class C 1-Year	47	of	68	69
Class S 1-Year	13	of	68	19
3-Year	26	of	62	42
5-Year	22	of	56	39
10-Year	19	of	46	41
Class Institutional 1-Year	8	of	68	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2010 to March 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended March 31, 2011
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,010.50	$1,006.70	$1,011.50	$1,011.20
Expenses Paid per $1,000*	$3.86	$7.60	$2.76	$2.36
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 10/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/11	$1,021.09	$1,017.35	$1,022.19	$1,022.59
Expenses Paid per $1,000*	$3.88	$7.64	$2.77	$2.37

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class A	Class C	Class S	Institutional Class
DWS GNMA Fund	.77%	1.52%	.55%	.47%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Net Assets)	3/31/11	9/30/10

Government National Mortgage Association	91%	87%
US Government Agency Sponsored Pass-Throughs	12%	12%
Government & Agency Obligations	6%	5%
Cash Equivalents and Other Assets and Liabilities, net	(9)%	(4)%
	100%	100%

Coupons*	3/31/11	9/30/10

Less than 4.5%	10%	10%
4.5%-5.49%	49%	40%
5.5%-6.49%	34%	42%
6.5%-7.49%	6%	7%
7.5% and Greater	1%	1%
	100%	100%

Interest Rate Sensitivity	3/31/11	9/30/10

Effective Maturity	5.9 years	3.9 years
Effective Duration	4.5 years	2.8 years

* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Bills.

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation, coupons and interest rate sensitivity are subject to change.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of March 31, 2011 (Unaudited)
	Principal Amount ($)	Value ($)

Government National Mortgage Association 81.5%
Government National Mortgage Association:
4.2%, with various maturities from 6/15/2040 until 7/15/2040	412,719	418,814
4.5%, with various maturities from 6/1/2039 until 1/15/2041 (a) (b)	353,049,121	364,244,842
5.0%, with various maturities from 11/15/2032 until 2/15/2041 (a) (b)	360,129,311	384,074,736
5.5%, with various maturities from 4/1/2011 until 4/15/2040 (a) (b)	496,932,544	539,024,383
6.0%, with various maturities from 8/20/2023 until 11/15/2039 (a) (b)	272,321,609	300,708,236
6.5%, with various maturities from 5/15/2032 until 7/20/2039 (b)	85,622,541	95,754,572
7.0%, with various maturities from 3/15/2022 until 6/20/2039 (b)	31,532,825	35,647,395
7.5%, with various maturities from 5/15/2022 until 1/15/2037	11,939,118	13,650,681
Total Government National Mortgage Association (Cost $1,671,467,274)		1,733,523,659

Commercial Mortgage-Backed Securities 0.3%
Government National Mortgage Association:
"Z", Series 2010-161, 3.7%*, 12/16/2050	4,037,114	2,711,240
"KZ", Series 2010-148, 3.98%, 9/16/2050	1,317,333	818,774
"Z", Series 2011-16, 4.194%*, 4/16/2053	4,515,728	3,377,419
Total Commercial Mortgage-Backed Securities (Cost $7,455,738)		6,907,433

Collateralized Mortgage Obligations 16.5%
Federal Home Loan Mortgage Corp.:
"FO", Series 2418, 1.155%*, 2/15/2032	2,473,321	2,520,717
"GF", Series 2412, 1.205%*, 2/15/2032	3,312,747	3,381,002
"FA", Series 2419, 1.255%*, 2/15/2032	1,920,250	1,964,149
"F", Series 2439, 1.255%*, 3/15/2032	1,974,538	2,018,962
"FA", Series 2436, 1.255%*, 3/15/2032	1,974,538	2,018,962
"FQ", Series 2488, 1.255%*, 3/15/2032	2,015,213	2,060,552
"FW", Series 2456, 1.255%*, 3/15/2032	1,237,979	1,265,001
"ZW", Series 3763, 4.5%, 11/15/2040	10,150,846	9,250,781
"PT", Series 3586, IOette, 4.675%**, 2/15/2038	8,577,789	8,617,154
"57", Series 256, Interest Only, 5.0%, 3/15/2023	4,803,650	557,078
"ZK", Series 3382, 5.0%, 7/15/2037	14,171,417	14,607,912
"CZ", Series 3658, 5.0%, 4/15/2040	1,738,736	1,699,584
"PE", Series 2489, 6.0%, 8/15/2032	8,198,658	8,956,768
"TZ", Series 2778, 6.0%, 2/15/2034	3,025,611	3,196,089
"S17", Series 244, Interest Only, 6.195%**, 12/15/2036	46,406,454	5,654,789
"WS", Series 2877, Interest Only, 6.345%**, 10/15/2034	13,393,462	1,194,840
"SG", Series 3033, Interest Only, 6.395%**, 9/15/2035	3,913,207	508,612
"A", Series 172, Interest Only, 6.5%, 1/1/2024	435,357	79,021
"SB", Series 2742, Interest Only, 6.745%**, 1/15/2019	7,620,646	922,388
"SB", Series 2788, Interest Only, 6.845%**, 10/15/2022	2,984,073	224,028
Federal National Mortgage Association:
"FA", Series 2002-23, 1.15%*, 4/25/2032	3,324,369	3,390,245
"OF", Series 2001-60, 1.2%*, 10/25/2031	1,049,369	1,069,506
"OF", Series 2001-70, 1.2%*, 10/25/2031	419,747	427,803
"FB", Series 2002-30, 1.25%*, 8/25/2031	2,852,409	2,907,356
"FA", Series 2003-11, 1.25%*, 9/25/2032	2,271,396	2,322,528
"FJ", Series 2002-52, 1.25%*, 9/25/2032	2,974,944	3,042,975
"FJ", Series 2003-45, 1.761%*, 6/25/2033	5,933,154	6,094,832
"25", Series 351, Interest Only, 4.5%, 5/1/2019	4,562,209	443,561
"21", Series 334, Interest Only, 5.0%, 3/1/2018	5,062,688	530,219
"20", Series 334, Interest Only, 5.0%, 3/1/2018	4,038,912	395,312
''23", Series 339, Interest Only, 5.0%, 7/1/2018	3,600,761	390,260
"BI", Series 2010-10, Interest Only, 5.0%, 9/25/2035	3,396,276	443,945
"PZ", Series 2007-47, 5.0%, 5/25/2037	12,158,294	12,838,602
"ZA", Series 2008-24, 5.0%, 4/25/2038	17,422,083	17,980,331
"ZX", Series 2010-13, 5.0%, 3/25/2040	15,833,126	15,712,307
"SD", Series 2008-45, Interest Only, 6.251%**, 6/25/2023	19,627,349	2,660,167
"ZQ", Series G93-39, 6.5%, 12/25/2023	3,931,937	4,370,178
Government National Mortgage Association:
"SY", Series 2008-83, Interest Only, 0.402%**, 8/20/2034	16,375,193	45,397
"HS", Series 2009-121, Interest Only, 1.0%**, 2/20/2037	12,392,297	311,032
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	6,530,160	657,779
"BI", Series 2010-95, Interest Only, 4.5%, 8/20/2032	10,913,850	901,246
"AI", Series 2009-22, Interest Only, 4.5%, 10/16/2032	1,859,308	183,087
"PI", Series 2010-20, Interest Only, 4.5%, 9/16/2033	6,778,099	586,426
"TI", Series 2010-115, Interest Only, 4.5%, 10/20/2037	5,665,864	881,731
"PI", Series 2010-94, Interest Only, 4.5%, 12/20/2037	6,598,702	1,015,593
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,500,000	471,332
"VB", Series 2010-26, 5.0%, 1/20/2024	5,500,000	5,873,967
"UI", Series 2010-45, Interest Only, 5.0%, 5/20/2033	6,885,028	631,617
"KE", Series 2004-19, 5.0%, 3/16/2034	5,000,000	5,224,930
"Z", Series 2004-61, 5.0%, 8/16/2034	3,055,491	3,071,024
"LE", Series 2004-87, 5.0%, 10/20/2034	7,000,000	7,347,213
"ZB", Series 2005-15, 5.0%, 2/16/2035	13,546,387	14,309,335
"GZ", Series 2005-44, 5.0%, 7/20/2035	3,980,299	4,122,388
"CK", Series 2007-31, 5.0%, 5/16/2037	9,000,000	9,549,971
"ZN", Series 2009-64, 5.0%, 7/20/2039	21,644,134	22,397,742
"UZ", Series 2010-37, 5.0%, 3/20/2040	1,142,234	1,130,527
"EY", Series 2010-46, 5.0%, 4/20/2040	45,000,000	48,129,390
"AI", Series 2008-77, Interest Only, 5.5%, 10/20/2020	967,263	38,856
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023	3,177,444	424,501
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	8,928,909	1,030,257
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	2,826,683	339,566
"IB", Series 2005-73, Interest Only, 5.5%, 4/20/2032	2,544,670	143,992
"PC", Series 2003-19, 5.5%, 3/16/2033	8,000,000	8,718,134
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034	5,423,900	718,008
"PC", Series 2007-2, 5.5%, 6/20/2035	11,510,346	12,483,532
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	5,440,893
"IJ", Series 2007-53, Interest Only, 5.75%, 6/20/2035	204,770	4,931
"IL", Series 2009-93, Interest Only, 6.0%, 10/16/2014	10,388,492	1,428,673
"HZ", Series 2004-17, 6.0%, 3/20/2034	1,520,370	1,626,866
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035	806,858	145,591
"CT", Series 2009-42, 6.0%, 8/16/2035	9,682,299	10,613,022
"PY", Series 2009-122, 6.0%, 12/20/2039	10,148,065	10,946,927
"SM", Series 2009-100, Interest Only, 6.197%**, 5/16/2039	5,579,377	728,476
"SI", Series 2008-27, Interest Only, 6.217%**, 3/20/2038	7,897,446	891,984
"SC", Series 2008-64, Interest Only, 6.247%**, 4/20/2028	4,137,337	202,013
"SA", Series 2007-43, Interest Only, 6.247%**, 7/20/2037	24,156,369	3,227,617
"PS", Series 2008-40, Interest Only, 6.247%**, 5/16/2038	5,058,517	708,653
"SL", Series 2009-100, Interest Only, 6.247%**, 5/16/2039	6,448,477	876,672
"SG", Series 2007-40, Interest Only, 6.427%**, 7/20/2037	33,791,634	4,253,079
"PS", Series 2003-55, Interest Only, 6.447%**, 6/20/2033	5,554,154	790,770
"LS", Series 2003-74, Interest Only, 6.897%**, 12/20/2030	586,835	17,841
"SM", Series 2004-49, Interest Only, 6.897%**, 1/20/2034	18,519,596	2,579,578
"SU", Series 2004-30, Interest Only, 6.947%**, 2/20/2032	2,151,339	29,599
"SL", Series 2009-16, Interest Only, 7.087%**, 1/20/2037	35,643,224	3,998,093
"SK", Series 2009-16, Interest Only, 7.127%**, 1/20/2037	20,172,865	3,072,273
"SA", Series 2004-42, Interest Only, 7.347%**, 3/20/2032	6,774,824	1,229,263
"SM", Series 2003-60, Interest Only, 7.497%**, 1/16/2033	13,445,058	1,463,707
"SA", Series 1999-44, Interest Only, 8.297%**, 12/16/2029	1,319,857	259,222
Total Collateralized Mortgage Obligations (Cost $330,630,301)		350,992,832

US Government Agency Sponsored Pass-Throughs 5.2%
Federal National Mortgage Association, 5.0%, 5/1/2036 (a) (Cost $110,350,390)	106,000,000	110,902,500

Government & Agency Obligations 5.8%
Other Government Related (c) 0.6%
Ally Financial, Inc., FDIC Guaranteed, 1.75%, 10/30/2012	6,200,000	6,303,768
Western Corporate Federal Credit Union, 1.75%, 11/2/2012	7,800,000	7,926,758
		14,230,526
US Government Sponsored Agencies 1.2%
Federal Home Loan Mortgage Corp., 1.375%, 1/9/2013	5,248,000	5,305,859
Federal National Mortgage Association, 0.5%, 10/30/2012 (b)	19,735,000	19,680,018
		24,985,877
US Treasury Obligations 4.0%
US Treasury Bill, 0.135%***, 9/15/2011 (d)	9,758,000	9,750,760
US Treasury Notes:
0.375%, 8/31/2012 (b)	25,000,000	24,958,000
0.875%, 2/29/2012 (e)	25,000,000	25,130,750
3.625%, 2/15/2020 (b)	25,000,000	25,679,700
		85,519,210
Total Government & Agency Obligations (Cost $125,389,188)		124,735,613

	Shares	Value ($)

Securities Lending Collateral 34.9%
Daily Assets Fund Institutional, 0.22% (f) (g) (Cost $741,936,728)	741,936,728	741,936,728

Cash Equivalents 2.6%
Central Cash Management Fund, 0.17% (f) (Cost $55,243,272)	55,243,272	55,243,272

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,042,472,891)+	146.8	3,124,242,037
Other Assets and Liabilities, Net	(46.8)	(996,506,283)
Net Assets	100.0	2,127,735,754

* These securities are shown at their current rate as of March 31, 2011. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate.

** These securities are shown at their current rate as of March 31, 2011.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $3,042,855,822. At March 31, 2011, net unrealized appreciation for all securities based on tax cost was $81,386,215. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $87,706,919 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,320,704.

(a) When-issued or delayed delivery securities included.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2011 amounted to $725,992,045, which is 34.1% of net assets.

(c) Government-backed debt issued by financial companies or government sponsored enterprises.

(d) At March 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) At March 31, 2011, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

FDIC: Federal Deposit Insurance Corp.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year US Treasury Note	USD	6/21/2011	217	25,829,781	20,344
Ultra Long Term US Treasury Bond	USD	6/21/2011	236	29,160,750	327,781
Total unrealized appreciation					348,125

Currency Abbreviation
USD United States Dollar

At March 31, 2011, open written options contracts were as follows:
Written Options	Coupon Rate (%)	Contract Amount	Expiration Date	Strike Price ($)	Value ($) (h)
Call Options 30-Year GNSF	5.0	30,000,000	5/11/2011	106.7	46,875
30-Year GNSF	5.0	30,000,000	5/11/2011	106.6	48,750
30-Year GNSF	5.0	30,000,000	5/11/2011	105.9	135,251
30-Year GNSF	5.0	30,000,000	5/11/2011	105.9	112,500
30-Year GNSF	5.0	60,000,000	4/13/2011	106.3	75,000
30-Year GNSF	4.5	30,000,000	5/11/2011	103.8	86,250
30-Year GNSF	4.5	30,000,000	5/11/2011	102.9	178,125
30-Year GNSF	4.5	30,000,000	4/13/2011	103.3	75,000
30-Year GNSF	4.0	30,000,000	5/11/2011	99.8	206,250
30-Year GNSF	4.0	30,000,000	5/11/2011	101.1	84,375
30-Year GNSF	4.0	30,000,000	5/11/2011	100.8	112,500
30-Year GNSF	4.0	30,000,000	4/13/2011	100.1	84,375
30-Year GNSF	4.0	30,000,000	4/13/2011	100.0	162,535
30-Year GNSF	4.5	30,000,000	4/13/2011	103.2	125,816
30-Year GNSF	4.5	30,000,000	4/13/2011	103.1	103,125
Total Call Options (Premiums received $3,176,953)					1,636,727
Put Options 30-Year GNSF	5.0	30,000,000	5/11/2011	105.6	141,562
30-Year GNSF	4.5	60,000,000	6/13/2011	102.5	656,250
30-Year GNSF	4.0	30,000,000	6/13/2011	99.6	459,375
30-Year GNSF	5.0	30,000,000	6/13/2011	105.3	262,500
30-Year GNSF	5.0	30,000,000	5/11/2011	105.7	215,625
30-Year GNSF	4.0	30,000,000	5/11/2011	99.8	276,563
30-Year GNSF	4.0	30,000,000	5/11/2011	100.1	403,125
30-Year GNSF	4.5	30,000,000	5/11/2011	102.8	203,438
30-Year GNSF	4.0	30,000,000	5/11/2011	98.8	187,500
30-Year GNSF	4.0	30,000,000	4/13/2011	99.1	75,000
30-Year GNSF	5.0	60,000,000	4/13/2011	105.3	49,210
30-Year GNSF	5.0	30,000,000	5/11/2011	104.9	103,125
30-Year GNSF	4.5	30,000,000	5/11/2011	101.9	121,875
30-Year GNSF	4.5	30,000,000	4/13/2011	102.3	37,500
30-Year GNSF	5.0	30,000,000	5/11/2011	104.9	78,268
30-Year GNSF	4.5	30,000,000	4/13/2011	100.5	1,613
30-Year GNSF	4.5	60,000,000	4/13/2011	100.5	18,750
30-Year GNSF	5.0	30,000,000	4/13/2011	103.6	9,375
30-Year GNSF	4.5	30,000,000	4/13/2011	102.2	29,723
30-Year GNSF	4.0	30,000,000	4/13/2011	99.0	58,419
30-Year GNSF	4.5	30,000,000	4/13/2011	102.1	28,124
Total Put Options (Premiums received $5,182,031)					3,416,920
Total Written Options (Total Premiums received $8,358,984)					5,053,647

(h) Net unrealized appreciation at March 31, 2011 was $3,305,337.

At March 31, 2011, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
1/11/2012 1/11/2022	100,000,000	1	Fixed — 3.906%	Floating — LIBOR	370,029	—	370,029

At March 31, 2011, open total return swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
5/28/2010 6/1/2012	84,400,000	2	0.45%	Citi Global Interest Rate Strategy Index	669,923	56,267	613,656
Counterparties: 1 UBS AG 2 Citigroup, Inc.

GNSF: Government National Single Family.

LIBOR: London InterBank Offered Rate.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income (i)
Government National Mortgage Association	$—	$1,733,523,659	$—	$1,733,523,659
Commercial Mortgage-Backed Securities	—	6,907,433	—	6,907,433
Collateralized Mortgage Obligations	—	350,992,832	—	350,992,832
US Government Agency Sponsored Pass-Throughs	—	110,902,500	—	110,902,500
Government & Agency Obligations	—	124,735,613	—	124,735,613
Short-Term Investments (i)	797,180,000	—	—	797,180,000
Derivatives (j)	348,125	983,685	—	1,331,810
Total	$797,528,125	$2,328,045,722	$—	$3,125,573,847
Liabilities
Derivatives (j)	$—	$—	$(5,053,647)	$(5,053,647)
Total	$—	$—	$(5,053,647)	$(5,053,647)

There have been no significant transfers between Level 1 and Level 2 fair value measurements during the period ended March 31, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on futures contracts, interest rate swaps, total return swaps and options written, at value.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Collateralized Mortgage Obligations	Written Options
Balance as of September 30, 2010	$9,076,463	$(1,462,362)
Realized gain (loss)	984,150	(384,375)
Change in unrealized appreciation (depreciation)	(1,375,087)	2,452,074
Amortization premium/ discount	(3,737)	—
Net purchases (sales)	(8,681,789)	(5,658,984)
Transfers into Level 3	—	—
Transfers (out) of Level 3	—	—
Balance as of March 31, 2011	$—	$(5,053,647)
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2011	$—	$3,305,337

Transfers between price levels are recognized at the beginning of the reporting period.

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and written options contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2011 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $2,245,292,891) — including $725,992,045 of securities loaned	$2,327,062,037
Investment in Daily Assets Fund Institutional (cost $741,936,728)*	741,936,728
Investment in Central Cash Management Fund (cost $55,243,272)	55,243,272
Total investments in securities, at value (cost $3,042,472,891)	3,124,242,037
Deposit from broker for open swap contracts	468,000
Receivable for investments sold	21,110,165
Receivable for investments sold — when-issued securities	663,431,147
Receivable for Fund shares sold	327,044
Interest receivable	9,509,797
Unrealized appreciation on open swap contracts	983,685
Receivable for daily variation margin on open futures contracts	108,329
Upfront payments paid on swap contracts	56,267
Other assets	72,625
Total assets	3,820,309,096
Liabilities
Cash overdraft	341,840
Payable upon return of securities loaned	741,936,728
Payable for investments purchased	34,041,827
Payable for investments purchased — when-issued securities	907,697,153
Payable for Fund shares redeemed	1,462,630
Payable upon return of deposit for open swap contracts	468,000
Options written, at value (premium received $8,358,984)	5,053,647
Accrued management fee	549,926
Other accrued expenses and payables	1,021,591
Total liabilities	1,692,573,342
Net assets, at value	$2,127,735,754

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of March 31, 2011 (Unaudited) (continued)
Net Assets Consist of
Distributions in excess of net investment income	(7,702,959)
Net unrealized appreciation (depreciation) on: Investments	81,769,146
Futures	348,125
Written options	3,305,337
Swap contracts	983,685
Accumulated net realized gain (loss)	(103,704,520)
Paid-in capital	2,152,736,940
Net assets, at value	$2,127,735,754
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($32,091,398 ÷ 2,107,470 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.23
Maximum offering price per share (100 ÷ 97.25 of $15.23)	$15.66
Class C Net Asset Value, offering and redemption price per share ($24,741,067 ÷ 1,623,685 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.24
Class S Net Asset Value, offering and redemption price per share ($2,069,440,442 ÷ 135,702,796 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.25
Institutional Class Net Asset Value, offering and redemption price per share ($1,462,847 ÷ 96,006 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.24

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended March 31, 2011 (Unaudited)
Investment Income
Income: Interest	$44,952,080
Income distributions — Central Cash Management Fund	59,155
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,016
Total income	45,022,251
Expenses: Management fee	3,437,131
Administration fee	1,091,153
Distribution and service fees	167,589
Services to shareholders	1,147,063
Reports to shareholders	59,345
Professional fees	72,402
Custodian fee	48,713
Trustees' fees and expenses	38,122
Registration fees	40,963
Other	79,789
Total expenses	6,182,270
Net investment income	38,839,981
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,885,623
Futures	(537,177)
Written options	(3,002,734)
Swap contracts	(9,812,880)
(9,467,168)
Change in net unrealized appreciation (depreciation) on: Investments	(22,382,204)
Futures	3,937,781
Written options	2,452,074
Swap contracts	10,526,896
(5,465,453)
Net gain (loss)	(14,932,621)
Net increase (decrease) in net assets resulting from operations	$23,907,360

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2011 (Unaudited)	Year Ended September 30, 2010
Operations: Net investment income	$38,839,981	$81,927,779
Net realized gain (loss)	(9,467,168)	34,938,932
Change in net unrealized appreciation (depreciation)	(5,465,453)	14,397,357
Net increase (decrease) in net assets resulting from operations	23,907,360	131,264,068
Distributions to shareholders from: Net investment income: Class A	(758,119)	(1,142,499)
Class C	(471,415)	(643,076)
Class S	(49,081,252)	(101,579,713)
Institutional Class	(71,754)	(379,200)
Total distributions	(50,382,540)	(103,744,488)
Fund share transactions: Proceeds from shares sold	48,948,924	162,239,999
Reinvestment of distributions	35,897,165	72,359,182
Payments for shares redeemed	(175,315,411)	(267,308,772)
Net increase (decrease) in net assets from Fund share transactions	(90,469,322)	(32,709,591)
Increase (decrease) in net assets	(116,944,502)	(5,190,011)
Net assets at beginning of period	2,244,680,256	2,249,870,267
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $7,702,959 and $3,839,600, respectively)	$2,127,735,754	$2,244,680,256

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended September 30,	2011	a	2010	2009	b
Selected Per Share Data
Net asset value, beginning of period	$15.41		$15.24	$14.81
Income (loss) from investment operations: Net investment incomec	.26		.53	.41
Net realized and unrealized gain (loss)	(.10)		.33	.55
Total from investment operations	.16		.86	.96
Less distributions from: Net investment income	(.34)		(.69)	(.53)
Net asset value, end of period	$15.23		$15.41	$15.24
Total Return (%)d	1.05	**	5.78	6.62	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		35	11
Ratio of expenses (%)	.77	*	.76	.64	*
Ratio of net investment income (%)	3.36	*	3.42	4.18	*
Portfolio turnover rate (%)	74	**	221	264
a For the six months ended March 31, 2011 (Unaudited).
b For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C Years Ended September 30,	2011	a	2010	2009	b
Selected Per Share Data
Net asset value, beginning of period	$15.42		$15.25	$14.81
Income (loss) from investment operations: Net investment incomec	.20		.41	.33
Net realized and unrealized gain (loss)	(.10)		.34	.57
Total from investment operations	.10		.75	.90
Less distributions from: Net investment income	(.28)		(.58)	(.46)
Net asset value, end of period	$15.24		$15.42	$15.25
Total Return (%)d	.67	**	4.98	6.14	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25		24	7
Ratio of expenses (%)	1.52	*	1.52	1.40	*
Ratio of net investment income (%)	2.61	*	2.66	3.44	*
Portfolio turnover rate (%)	74	**	221	264
a For the six months ended March 31, 2011 (Unaudited).
b For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class S Years Ended September 30,	2011	a	2010	2009	2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$15.44		$15.25	$14.72	$14.60	$14.67		$14.86
Income (loss) from investment operations: Net investment incomeb	.28		.56	.66	.73	.71		.66
Net realized and unrealized gain (loss)	(.11)		.34	.69	.18	(.04)		(.14)
Total from investment operations	.17		.90	1.35	.91	.67		.52
Less distributions from: Net investment income	(.36)		(.71)	(.82)	(.79)	(.74)		(.71)
Net asset value, end of period	$15.25		$15.44	$15.25	$14.72	$14.60		$14.67
Total Return (%)	1.15	**	5.96	9.41	6.45	4.76	c	3.47	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,069		2,178	2,225	2,217	2,347		2,645
Ratio of expenses before expense reductions (%)	.55	*	.54	.55	.55	.58		.62
Ratio of expenses after expense reductions (%)	.55	*	.54	.55	.55	.56		.59
Ratio of net investment income (%)	3.58	*	3.64	4.42	4.95	4.85		4.55
Portfolio turnover rate (%)	74	**	221	264	220	381		289
a For the six months ended March 31, 2011 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class Years Ended September 30,	2011	a	2010	2009	b
Selected Per Share Data
Net asset value, beginning of period	$15.43		$15.24	$14.81
Income (loss) from investment operations: Net investment incomec	.28		.57	.42
Net realized and unrealized gain (loss)	(.11)		.34	.56
Total from investment operations	.17		.91	.98
Less distributions from: Net investment income	(.36)		(.72)	(.55)
Net asset value, end of period	$15.24		$15.43	$15.24
Total Return (%)	1.12	**	6.12	6.76	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		8	7
Ratio of expenses (%)	.47	*	.45	.47	*
Ratio of net investment income (%)	3.66	*	3.73	4.29	*
Portfolio turnover rate (%)	74	**	221	264
a For the six months ended March 31, 2011 (Unaudited).
b For the period from February 2, 2009 (commencement of operations) to September 30, 2009.
c Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS GNMA Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options on GNMA TBAs ("To Be Announced") are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 3.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $97,562,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 ($29,898,000), September 30, 2013 ($5,724,000), September 30, 2014 ($21,529,000), September 30, 2015 ($34,982,000) and September 30, 2017 ($5,429,000), the respective expiration dates, whichever occurs first.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended March 31, 2011, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of March 31, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $54,991,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $319,159,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the six months ended March 31, 2011, the Fund entered into options on GNMA TBAs to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open option contracts as of March 31, 2011 is included in the table following the Fund's Investment Portfolio. For the six months ended March 31, 2011, the investment in written options contracts had a total value generally indicative of a range from approximately $1,462,000 to $7,959,000.

Interest Rate Swap Contracts. For the six months ended March 31, 2011, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swap contracts is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of March 31, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2011, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $118,800,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the six months ended March 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open total return swap contracts as of March 31, 2011 is included in a table following the Fund's Investment Portfolio. For the six months ended March 31, 2011, the investment in total return swap contracts had a total notional amount of $84,400,000.

The following table summarizes the value of the Fund's derivative instruments held as of March 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$348,125	$983,685	$1,331,810

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on futures and swap contracts, respectively. Includes cumulative appreciation of futures contracts as disclosed in the Invesment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivatives	Written Options
Interest Rate Contracts (a)	$(5,053,647)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Options written, at value

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the six months ended March 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$(537,177)	$(3,002,734)	$(9,812,880)	$(13,352,791)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures, written options and swap contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Written Options	Swap Contracts	Total
Interest Rate Contracts (a)	$3,937,781	$2,452,074	$10,526,896	$16,916,751

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures, written options and swap contracts, respectively

C. Purchases and Sales of Securities

During the six months ended March 31, 2011, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $1,778,572,603 and $1,761,599,838, respectively. Purchases and sales of US Treasury obligations aggregated $13,446,575 and $24,987,221, respectively.

For the six months ended March 31, 2011, transactions for written options on securities were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	450,000,000	$2,315,625
Options written	2,995,000,000	20,955,469
Options closed	(1,315,000,000)	(9,901,172)
Options expired	(930,000,000)	(5,010,938)
Outstanding, end of period	1,200,000,000	$8,358,984

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the six months ended March 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.315% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2011, the Administration Fee was $1,091,153, of which $181,943 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended March 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at March 31, 2011
Class A	$5,821	$2,306
Class C	3,020	1,499
Class S	797,282	433,642
Institutional Class	93	28
	$806,216	$437,475

Distribution and Service Fees. Under the Fund's Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended March 31, 2011, the Distribution Fee for Class C shares aggregated $95,876, of which $15,965 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at March 31, 2011	Annualized Effective Rate
Class A	$39,765	$19,771	.23%
Class C	31,948	14,376	.25%
	$71,713	$34,147

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2011 aggregated $9,698.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended March 31, 2011, the CDSC for Class C shares aggregated $764. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended March 31, 2011, DIDI received $2,596 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,605, of which $6,178 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	553,608	$8,496,530	2,396,038	$36,769,610
Class C	300,051	4,624,967	1,240,148	19,030,433
Class S	2,319,052	35,577,401	6,573,048	101,033,970
Institutional Class	16,204	250,026	353,249	5,405,986
		$48,948,924		$162,239,999
Shares issued to shareholders in reinvestment of distributions
Class A	43,998	$673,511	61,459	$943,408
Class C	29,084	445,363	36,788	565,198
Class S	2,265,002	34,706,963	4,595,528	70,471,376
Institutional Class	4,636	71,328	24,756	379,200
		$35,897,165		$72,359,182
Shares redeemed
Class A	(757,057)	$(11,571,919)	(885,415)	$(13,575,914)
Class C	(261,538)	(3,986,313)	(178,381)	(2,742,502)
Class S	(10,002,269)	(153,373,079)	(16,003,766)	(245,578,813)
Institutional Class	(411,234)	(6,384,100)	(354,124)	(5,411,543)
		$(175,315,411)		$(267,308,772)
Net increase (decrease)
Class A	(159,451)	$(2,401,878)	1,572,082	$24,137,104
Class C	67,597	1,084,017	1,098,555	16,853,129
Class S	(5,418,215)	(83,088,715)	(4,835,190)	(74,073,467)
Institutional Class	(390,394)	(6,062,746)	23,881	373,643
		$(90,469,322)		$(32,709,591)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GCGGX	SGINX	GIGGX
CUSIP Number	23337P 308	23337P 407	23337P 209	23337P 506
Fund Number	1093	1393	2393	1493

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	May 31, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 31, 2011